SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 Current Report
                         Pursuant to Section 13 or 15(d)

                     of The Securities Exchange Act of 1934

                        Date of Report: December 13, 2001


                             THE DELTONA CORPORATION
                             -----------------------
             (Exact name of registrant as specified in its charter)


         Delaware                         1-4719                     59-0997584
         --------                         ------                     ----------
(State or other jurisdiction          Commission File No.     IRS Employer Iden
of incorporation or organization)                              tification


               8014 S.W. 135th Street Road, Ocala, Florida, 34473
               --------------------------------------------------
               (Address of principal executive offices) (Zip Code)


Registrant's telephone number, including area code: 352-307-8100

Item 5.   Other Events.

On December 13, 2001, the Registrant's Board of Directors approved a reverse stock split on a 500,000 to 1 basis, with fractional shares being redeemed by the Company at a rate of $0.40 per pre-split share. The reverse split will be submitted for shareholder approval at a special shareholders' meeting on February 14, 2002.

Item 14.  Exhibits, Financial Statement Schedules, and Reports on Form 8-K.

Exhibit        Description                                              Page(s)

   (a)(1) The following financial statements are filed as a part of this report:

   (1)  Underwriting agreement                                             None

   (2)  Plan of acquisition, reorganization, arrangement, liquidation
        or succession                                                      None

   (4)  Instruments defining the rights of security holders,
        including indentures                                               None

   (16)  Letter re change in certifying accountant                         None

   (17)  Letter re director resignation                                    None

   (21)  Other documents or statements to security holders                 None

   (24)  Consents of Experts and Counsel                                   None

   (25)  Power of Attorney                                                 None

   (28)  Additional Exhibits                                               None

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                       THE DELTONA CORPORATION
                                       -----------------------
                                       (Registrant)


Dated: December 17, 2001
                                          /s/ Sharon J. Hummerhielm
                                        ---------------------------------------
                                        SHARON J. HUMMERHIELM
                                        Executive Vice President
                                        & Corporate Secretary